Reliable Security Always Q3 2019 FINANCIAL RESULTS & COMMENTARY October 29, 2019 Reliable Security Always™

CAUTIONARY STATEMENTS & DISCLOSURES This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions, including statements regarding our projections for our future operating results, including our belief that we will see a sequential increase in revenue during the fourth quarter, increased recurring revenue in 2020, our focus on business optimization and overall profitability, including through a reduction in force, our pursuit of potential alternatives to create shareholder value, our CEO succession plan, the capabilities of our sales team, the refining of our marketing engine, our expectations regarding future opportunities and our ability to execute on those opportunities, our commitment to innovation and bringing new solutions to market, our expectations for future market growth and the general growth of our business, the development and performance of our products, our current and future strategies, our beliefs relating to our competitive advantages, anticipated customer benefits from use of our products, our expectations and priorities with respect to 5G, responses to new security threats, our partnerships with key technology providers and sales partnerships, and our ability to penetrate certain markets. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause our actual results to differ materially from those anticipated or implied by our forward-looking statements. These factors include, but are not limited to, successfully executing our strategies, market adoption of our products, successfully anticipating market needs and opportunities, timely development of new products and features, achieving or maintaining profitability, loss or delay of expected purchases, attracting and retaining new end-customers, maintaining and enhancing our brand and reputation, growth in markets relating to network security, the success of any future acquisitions or investments, the success of our partnerships with technology providers, our ability to shorten our close cycle, the ability of our channel partners to sell our products, our presence in international markets, and other factors described in our quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings made with the Securities and Exchange Commission, to which your attention is directed. We assume no responsibility for the accuracy and completeness of the forward-looking statements and disclaim any obligation to update information contained in these forward-looking statements. This presentation and the accompanying oral presentation also include certain non-GAAP financial measures. Non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. Definitions of our non-GAAP financial measures and a reconciliation between GAAP and non-GAAP financial measures can be found in the appendix to this document and in the accompanying financial results press release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. 2

AGENDA • Introduction ◦ Chris Mammone, Investor Relations • Results Overview ◦ Lee Chen, CEO, President and Founder • 3Q 2019 Financial Results & Business Outlook ◦ Tom Constantino, CFO • Market Overview ◦ Chris White, EVP WW Sales • Q&A: Lee Chen, Tom Constantino, and Chris White 3

THE A10 VISION Enabling intelligent automation to ensure business critical RELIABLE applications are responsive, SECURITY secure and always available ALWAYS 4

Lee Chen CEO, President and Founder Reliable Security Always™

Q3’19 COMPANY UPDATE • Delivering Results ◦ 3Q results: Above the midpoint of guidance on revenue, top-line grew 7% sequentially, improved profitability (adjusted EBITDA of $4.0M) on lower levels of OpEx ◦ Strong engagement with customers who are adopting our secure application services for multi-cloud and 5G environments ◦ Q4 guidance: Forecasting another sequential increase in revenue • Strategy Committee of the Board of Directors ◦ Continues to evaluate opportunities to maximize shareholder value • CEO Search ◦ Company continues to evaluate candidates ◦ A10 has full commitment of Lee Chen through transition to eventual successor 6

REASONS FOR OPTIMISM INTO 2020 • Greater confidence in ability to navigate effectively through dynamic business environment • Client expansions in 5G infrastructure deployments ◦ Notable wins in South Korea, Japan, and Middle East • Mix shift with respect to high margin recurring revenue ◦ Targeting ~$100M recurring high-margin maintenance/subscription revenue in 2020 ◦ This revenue stream is faster growing and has better visibility vs. episodic hardware product sales 7

Tom Constantino CFO Reliable Security Always™

FINANCIAL PROFILE Reliable Security Always™

REVENUE $Millions Q3’19 Revenue: $52.8M 7% Q/Q $227 $235 $232 $196 $180 2014 2015 2016 2017 2018 10 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

REVENUE BY PRODUCT AND SERVICE $Millions $235 $232 $227 $196 3Q 2019 $52.8 million $180 33% 36% 38% 31% 25% 43% 67% 64% 75% 69% 62% 57% 2014 2015 2016 2017 2018 Product Service 11 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

REVENUE BY GEOGRAPHY $Millions $235 $232 $227 3Q 2019 2% 3% 4% $196 10% 12% 12% $52.8 million $180 3% 13% 14% 4% 14% 16% 11% 6% 12% 11% 23% 22% 12% 24% 18% 37% 25% 16% $56 53% 51% 49% 45% 48% 29% 2014 2015 2016 2017 2018 United States Japan APAC ex Japan EMEA Other 12 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

REVENUE BY CUSTOMER VERTICAL $Millions $227 $235 $232 14% $196 11% 18% 3Q 2019 $180 $52.8 million 10% 8% 41% 39% 39% 12% 45% 43% 50% 38% 48% 47% 50% 46% 43% 2014 2015 2016 2017 2018 SP Enterprise Web Giant 13 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

FINANCIAL PERFORMANCE HIGHLIGHTS $ Millions (except EPS) Income Statement Summary: Q3’19 Q3’18 Revenue $52.8 $ 60.5 Gross Margin % 78.1% 78.8% Operating Margin % 3.5% 4.2% Adjusted EBITDA $4.0 $4.2 EPS $0.02 $ 0.03 Balance Sheet & Cash Flow Summary: Q3’19 Q3’18 Cash & Marketable Security $122.6 $ 123.6 Accounts Receivable $45.4 $ 51.1 Deferred Revenue $98.1 $ 94.9 Debt - - Free Cash Flow $3.0 $ (3.9) Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com Gross Margin, 14 Operating Margin, Adjusted EBITDA and EPS are Non-GAAP Financial Measures. See Appendix for reconciliation to most comparable GAAP financial measures. The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

BUSINESS OUTLOOK FOR Q4’19 • Revenue in the range of $55M to $59M, sequential growth of 8% at midpoint • Non-GAAP gross margin in the range of 76% to 78% • Non-GAAP operating expenses in the range of $39M to $40M, excluding severance and restructuring charges • Adjusted EBITDA in the range of $5.4M to $8.2M • Global workforce reduction of 5% driven by continuous focus on business optimization and overall profitability • Related severance and restructuring charges of approximately $2M • Non-GAAP EPS between $0.04 and $0.08 assuming approximately 80M diluted shares 15

Chris White EVP, WW Sales Reliable Security Always™

MARKET SUMMARY • North America ◦ NA revenue grew 28% QoQ and was the biggest driver of 7% overall sequential growth ◦ Large deals within Enterprise and Web Giant verticals continue to be delayed ◦ We are seeing increased traction from smaller-sized deals within our strategic NA accounts, positioning A10 for another QoQ increase in revenue in Q4’19 • 5G Security ◦ Land and expand continuing with customers who have selected A10 over the past year ◦ Received Winners’ Circle: Leaders’ Board Award from Intel for 5G security and NFVi innovation ◦ Continued focus on 5G security solutions (e.g. we saw significant expansion with a large carrier in the Middle East) • International ◦ Stable product bookings both YoY and QoQ ◦ Strong product revenue growth in Japan and Latin America • Added 185 new customers, up 5% YTD 17

HIGHLIGHTED CUSTOMER ENGAGEMENTS • Multi-million dollar competitive • New multi-million dollar • Follow-on 5G orders with leading win with North America engagement with large EMEA mobile providers in South Korea Broadband giant mobile provider to support upcoming 5G rollout 18

QUESTION & ANSWER SESSION Lee Chen Tom Constantino Chris White Founder & CEO CFO EVP, WW Sales 19

APPENDIX Reliable Security Always™

GAAP TO NON-GAAP % of Revenue except EPS Q3'19 Q3'19 YTD Q3'18 Q3'18 YTD Gross Margin % - GAAP 77.4% 76.7% 78.5% 77.6 % Stock-based Compensation 0.6% 0.7% 0.3% 0.7 % Gross Margin % - Non-GAAP 78.1% 77.5% 78.8% 78.4 % EPS $ - GAAP $ 0.00 $ (0.24) $ (0.02) $ (0.36) Stock-based compensation $ 0.05 $ 0.16 $ 0.03 $ 0.18 Litigation and investigation expense (benefit) $ (0.03) $ (0.01) $ 0.02 $ 0.12 Amortization expense related to acquisition $ 0.00 $ 0.01 $ 0.00 $ 0.01 EPS $ - Non-GAAP $ 0.02 $ (0.08) $ 0.03 $ (0.04) Numbers may not sum due to rounding. EPS data is presented on a basic and diluted basis. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at 21 investors.a10networks.com The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

GAAP TO NON-GAAP $ Millions Q3'19 Q3'19 YTD Q3'18 Q3'18 YTD Total operating expenses $ - GAAP $ 40.7 $ 134.0 $ 49.1 $ 157.6 Stock-based compensation (3.2) (11.3) (2.1) (11.8) Litigation and investigation (expense) benefit 2.2 $ 1.1 (1.5) (9.0) Amortization expense related to acquisition (0.3) $ (0.8) (0.3) (0.8) Total operating expenses $ - Non-GAAP $ 39.4 $ 123.0 $ 45.1 $ 136.0 % of Revenue Total operating expenses % - GAAP 77% 88% 81% 92 % Stock-based compensation (6)% (7)% (4)% (7)% Litigation and investigation (expense) benefit 4% 1% (3)% (5)% Amortization expense related to acquisition (0)% (0)% (0)% (0)% Total operating expenses % - Non-GAAP 75% 81% 75% 80 % Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com 22 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

GAAP TO NON-GAAP $ Millions Q3'19 Q3'19 YTD Q3'18 Q3'18 YTD Income (loss) from operations $ - GAAP $ 0.2 $ (17.2) $ (1.6) $ (25.3) Stock-based compensation 3.5 12.5 2.3 13.1 Litigation and investigation (expense) benefit (2.2) (1.1) 1.5 9.0 Amortization expense related to acquisition 0.3 0.8 0.3 0.8 Income (loss) from operations $ - Non-GAAP $ 1.8 $ (5.1) $ 2.5 $ (2.4) % of Revenue Income (loss) from operations % - GAAP 0% (11)% (3)% (15)% Stock-based compensation 7% 8% 4% 9 % Litigation and investigation (expense) benefit (4)% (1)% 3% 5 % Amortization expense related to acquisition 0% 0% 0% 0 % Income (loss) from operations % - Non-GAAP 3% (3)% 4% (1)% Numbers may not sum due to rounding. Please refer to the supplemental financials posted the “Investor Relations” section of the A10 Networks website at investors.a10networks.com 23 The company adopted ASC 606 accounting standard effective January 1, 2018, all prior periods are based on ASC 605 standard.

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